UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 17, 2016

Date of report (Date of earliest event reported)

AV Homes, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-07395	23-1739078
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8601 N. Scottsdale Rd. Suite 225 Scottsdale, Arizona		85253
(Address of Principal Executive Offices)		(Zip Code)

(480) 214-7400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2016, AV Homes, Inc. (the “Company”) announced that Joseph Carl Mulac, III, the Company’s Executive Vice President, departed the Company on August 17, 2016. In connection with Mr. Mulac’s departure, he is entitled to receive severance benefits contemplated by his employment agreement, subject to his compliance with the terms of such agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AV HOMES, INC.

Date: August 18, 2016	/s/ Roger A. Cregg
Roger A. Cregg Director, President and Chief Executive Officer